UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2020

EATON VANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	1 – 8100	04-2718215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two International Place, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Non-Voting Common Stock, $0.00390625 par value	EV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

INFORMATION INCLUDED IN THE REPORT

Item 3.02	Unregistered Sales of Equity Securities.

On January 14, 2020, Eaton Vance Corp. (the “Company”) sold a total of 55,708 shares of its Voting Common Stock (“Shares”) in private transactions to four officers of indirect, wholly-owned subsidiaries of the Company, for aggregate cash consideration of $581,034.44.

The Company claims an exemption from registration under the Securities Act of 1933, as amended (“Act”), in reliance upon Section 4(a)(2) of the Act. The purchasers of the Shares immediately deposited the Shares in a voting trust (“Voting Trust”) and received voting trust receipts (“Receipts”) therefore. All of the shares of other outstanding Voting Common Stock of the Company have also been deposited in the Voting Trust, and all of the 26 holders of such Common Stock and of the Shares are employees of the Company or its subsidiaries and are trustees under the Voting Trust. Under Article Seventh of the Company’s Articles of Incorporation, as amended, Voting Common Stock (including the Shares) may not be transferred without first being offered for sale to the Company at book value, and upon a Shareholder’s death or cessation as an employee of the Company or any of its subsidiaries, the Voting Common Stock must be offered for sale to the Company at book value. The Receipts may not be transferred without the consent of a majority of the Voting Trust’s trustees, and upon a Receipt holder’s death or cessation as an employee of the Company or any of its subsidiaries, the Shares represented by his or her Receipts may be purchased by the Company at book value.

Item 5.07	Submission of Matters to a Vote of Security Holders.

An annual meeting of the holders of Voting Common Stock (the “Voting Stockholders”) of the Company was held on January 9, 2020. All of the 422,935 outstanding shares of the Company’s Voting Common Stock were represented in person or by proxy at the meeting.

The following matters received the affirmative vote of all of the outstanding Voting Common Stock and were approved:

  The minutes of the previous annual meeting of Voting Stockholders held on January 10, 2019.

  The annual report to shareholders of the Company for the fiscal year ended October 31, 2019.

  The election of the following individuals as directors to hold office until the next annual meeting and until their successors are elected and qualify:

Ann E. Berman
Thomas E. Faust Jr.
Leo I. Higdon, Jr.

Paula A. Johnson

Brian D. Langstraat
Dorothy E. Puhy
Winthrop H. Smith, Jr.

Richard A. Spillane, Jr.

  The selection of the firm Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending October 31, 2020.

  The ratification of the acts of the Board of Directors since the previous annual meeting of Voting Stockholders held on January 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.

(Registrant)

Date: January 15, 2020                                    /s/ Laurie G. Hylton

Laurie G. Hylton, Chief Financial Officer